SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report


                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


                                 April 21, 2004
                Date of Report (Date of Earliest Event Reported)


                               ROGERS CORPORATION
             [Exact name of Registrant as specified in its charter]


       Massachusetts                      1-4347                 06-0513860
(State or other jurisdiction of      (Commission File         (I.R.S. Employer
incorporation or organization)            Number)            Identification No.)


     One Technology Drive
     P.O. Box 188
     Rogers, Connecticut                                           06263-0188
(Address of principal executive offices)                           (Zip Code)


                                 (860) 774-9605
              (Registrant's telephone number, including area code)



Item 7. Financial Statements and Exhibits


(c)  Exhibits


     99.1  Press Release, dated April 21, 2004, issued by Rogers Corporation



Item 12. Results of Operations and Financial Condition.

In a Press Release dated April 21, 2004, the Registrant announced its first quarter 2004 results. The Registrant's Press Release is furnished herewith as
Exhibit 99.1.

                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     ROGERS CORPORATION
                                                     (Registrant)


                                                     By /s/James M. Rutledge
                                                     ---------------------------
                                                     James M. Rutledge
                                                     Vice President, Finance and
                                                     Chief Financial Officer

Date:  April 21, 2004